Exhibit 10.4

EXECUTION VERSION

FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

FIRST AMENDMENT, dated as of September 28, 2009 (this “Amendment”), to the Guarantee and Collateral Agreement, dated as of April 10, 2007 (the “Collateral Agreement”), by and among Domus Intermediate Holdings Corp., a Delaware corporation (“Holdings”), Realogy Corporation, a Delaware corporation (the “Borrower”), the subsidiaries of the Borrower signatory thereto (together with the Borrower and Holdings, collectively, the “Grantors”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, in connection with the execution and delivery of the Existing Credit Agreement, dated as of April 10, 2007 (as supplemented by the Incremental Assumption Agreement (defined below) and as otherwise heretofore amended, supplemented or modified, the “Existing Credit Agreement”; capitalized terms not otherwise defined herein shall be used herein as therein defined), among Holdings, the Borrower, each of the financial institutions from time to time party thereto (the “Lenders”), the Agent, the Syndication Agent and the Documentation Agents, the Grantors and the Agent executed the Collateral Agreement;

WHEREAS, concurrently herewith, the Grantors are entering into the Incremental Assumption Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Incremental Assumption Agreement”), among the Grantors, each of the financial institutions from time to time party thereto (the “Second Lien Term Lenders”), the Agent and the Second Lien Collateral Agent (as defined in the Incremental Assumption Agreement), which supplements the Existing Credit Agreement; and

WHEREAS, it is a condition precedent to the effectiveness of the Incremental Assumption Agreement that the Grantors shall have executed and delivered this Amendment;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. As used in this Amendment, terms otherwise defined herein shall have the respective meanings specified for them and the following terms shall have the meanings specified below:

“First Priority Obligations”: as defined in the Intercreditor Agreement.

“Intercreditor Agreement”: the Intercreditor Agreement, dated as of the date hereof, as amended, supplemented or otherwise modified from time to time, among Holdings, the Borrower, each subsidiary of the Borrower signatory thereto, the Agent and Wilmington Trust Company, as second lien collateral agent.

“Second Priority Obligations”: as defined in the Intercreditor Agreement.

SECTION 2. Amendment to the Collateral Agreement. In order to give effect to the effective subordination of the security interests and other Liens securing the Second Priority Obligations to the security interests and other Liens securing the First Priority Obligations, as described in the Intercreditor Agreement, the Collateral Agreement is hereby amended (to the extent appropriate to effectuate such priority of such Liens) such that (a) references to “Borrower Obligations”, “Guarantor Obligations”, “Lenders”, “Loans” and “Loan Obligations” shall be to such terms solely with respect to the First Priority Obligations and (b) references to the “Administrative Agent” shall be to the Administrative Agent as collateral agent solely for the First Lien Lenders.

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SECTION 3. First Priority Obligations. The parties hereto hereby acknowledge and agree that notwithstanding any other provisions of the Collateral Agreement to the contrary, the Collateral Agreement constitutes a grant and pledge of the Collateral of, and a guarantee by, each Grantor solely with respect to the First Priority Obligations.

SECTION 4. Conditions to Effectiveness of Amendment. This Amendment shall be effective on the date on which the Agent (or its counsel) shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of the Grantors (the “Effective Date”).

SECTION 5. Effect on the Loan Documents. (a) Except as specifically amended above, the Collateral Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any First Lien Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, including by means of facsimile or electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

DOMUS INTERMEDIATE HOLDINGS CORP.,

By:	/s/Anthony E. Hull
	Name:	Anthony E. Hull
	Title:	Chief Financial Officer

REALOGY CORPORATION,

By:	/s/Anthony E. Hull
	Name:	Anthony E. Hull
	Title:	Chief Financial Officer

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C21 TM LLC
CARTUS CORPORATION
CB TM LLC
CDRE TM LLC
ERA TM LLC
NRT INSURANCE AGENCY, INC.
REALOGY OPERATIONS LLC
REALOGY SERVICES GROUP LLC
REALOGY SERVICES VENTURE PARTNER LLC
SOTHEBY’S INTERNATIONAL REALTY LICENSEE LLC,

By:	/s/Anthony E. Hull
	Name:	Anthony E. Hull
	Title:	Chief Financial Officer

FEDSTATE STRATEGIC CONSULTING, INCORPORATED,

By:	/s/Anthony E. Hull
	Name:	Anthony E. Hull
	Title:	Executive Vice President & Treasurer

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AMERICAN TITLE COMPANY OF HOUSTON
ATCOH HOLDING COMPANY
BURNET TITLE LLC
BURNET TITLE HOLDING LLC
BURROW ESCROW SERVICES, INC.
CORNERSTONE TITLE COMPANY
EQUITY TITLE COMPANY
EQUITY TITLE MESSENGER SERVICE HOLDING LLC
FIRST CALIFORNIA ESCROW CORPORATION
FRANCHISE SETTLEMENT SERVICES LLC
GUARDIAN HOLDING COMPANY
GUARDIAN TITLE AGENCY, LLC
GUARDIAN TITLE COMPANY
GULF SOUTH SETTLEMENT SERVICES, LLC
KEYSTONE CLOSING SERVICES LLC
MARKET STREET SETTLEMENT GROUP LLC
MID-ATLANTIC SETTLEMENT SERVICES LLC
NATIONAL COORDINATION ALLIANCE LLC
NRT SETTLEMENT SERVICES OF MISSOURI LLC
NRT SETTLEMENT SERVICES OF TEXAS LLC
PROCESSING SOLUTIONS LLC
SECURED LAND TRANSFERS LLC
SOUTH LAND TITLE CO., INC.
ST. JOE TITLE SERVICES LLC
TAW HOLDING INC.
TEXAS AMERICAN TITLE COMPANY
TITLE RESOURCE GROUP AFFILIATES HOLDINGS LLC
TITLE RESOURCE GROUP HOLDINGS LLC
TITLE RESOURCE GROUP LLC
TITLE RESOURCE GROUP SERVICES LLC
TITLE RESOURCES INCORPORATED
TRG SERVICES, ESCROW, INC.
TRG SETTLEMENT SERVICES, LLP
WEST COAST ESCROW COMPANY,

By:	/s/Thomas N. Rispoli
	Name:	Thomas N. Rispoli
	Title:	Chief Financial Officer

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BETTER HOMES AND GARDENS REAL ESTATE LLC
BETTER HOMES AND GARDENS REAL ESTATE LICENSEE LLC
CENTURY 21 REAL ESTATE LLC
CGRN, INC.
COLDWELL BANKER LLC
COLDWELL BANKER REAL ESTATE LLC
ERA FRANCHISE SYSTEMS LLC
ERA GENERAL AGENCY OF NEW JERSEY, INC.
GLOBAL CLIENT SOLUTIONS LLC
ONCOR INTERNATIONAL LLC
REALOGY FRANCHISE GROUP LLC
REALOGY GLOBAL SERVICES LLC
REALOGY LICENSING LLC
SOTHEBY’S INTERNATIONAL REALTY AFFILIATES LLC
WORLD REAL ESTATE MARKETING LLC,

By:	/s/Andrew G. Napurano
	Name:	Andrew G. Napurano
	Title:	Chief Financial Officer

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CARTUS ASSET RECOVERY CORPORATION
CARTUS PARTNER CORPORATION,

By:	/s/Eric J. Barnes
	Name:	Eric Barnes
	Title:	Chief Financial Officer

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FSA MEMBERSHIP SERVICES, LLC,

By:	/s/Marilyn J. Wasser
	Name:	Marilyn J. Wasser
	Title:	Executive Vice President

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ALPHA REFERRAL NETWORK LLC
ASSOCIATED CLIENT REFERRAL LLC
ASSOCIATES INVESTMENTS
ASSOCIATES REALTY NETWORK
ASSOCIATES REALTY, INC.
BATJAC REAL ESTATE CORP.
BURGDORFF LLC
BURGDORFF REFERRAL ASSOCIATES LLC
BURNET REALTY LLC
CAREER DEVELOPMENT CENTER, LLC
COLDWELL BANKER COMMERCIAL PACIFIC PROPERTIES LLC
COLDWELL BANKER PACIFIC PROPERTIES LLC
COLDWELL BANKER REAL ESTATE SERVICES LLC
COLDWELL BANKER RESIDENTIAL BROKERAGE COMPANY
COLDWELL BANKER RESIDENTIAL BROKERAGE LLC
COLDWELL BANKER RESIDENTIAL REAL ESTATE LLC
COLDWELL BANKER RESIDENTIAL REAL ESTATE SERVICES OF WISCONSIN, INC.
COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK
COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK, INC.
COLORADO COMMERCIAL, LLC
COOK—PONY FARM REAL ESTATE, INC.
FLORIDA’S PREFERRED SCHOOL OF REAL ESTATE, INC.
FRED SANDS SCHOOL OF REAL ESTATE
HOME REFERRAL NETWORK LLC
JACK GAUGHEN LLC
J.W. RIKER—NORTHERN R.I., INC.
NRT ARIZONA LLC
NRT ARIZONA COMMERCIAL LLC
NRT ARIZONA EXITO LLC,

By:	/s/Kevin R. Greene
	Name:	Kevin R. Greene
	Title:	Chief Financial Officer

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NRT ARIZONA REFERRAL LLC
NRT COLORADO LLC
NRT COLUMBUS LLC
NRT COMMERCIAL LLC
NRT COMMERCIAL OHIO INCORPORATED
NRT COMMERCIAL UTAH LLC
NRT DEVONSHIRE LLC
NRT HAWAII REFERRAL, LLC
NRT LLC
NRT MID-ATLANTIC LLC
NRT MISSOURI LLC
NRT MISSOURI REFERRAL NETWORK LLC
NRT NEW ENGLAND LLC
NRT NEW YORK LLC
NRT NORTHFORK LLC
NRT PITTSBURGH LLC
NRT RELOCATION LLC
NRT REOEXPERTS LLC
NRT SUNSHINE INC.
NRT TEXAS LLC
NRT TEXAS REAL ESTATE SERVICES LLC
NRT THE CONDO STORE LLC
NRT UTAH LLC
PACESETTER NEVADA, INC.
PACIFIC PROPERTIES REFERRALS, INC.
REAL ESTATE REFERRAL LLC
REAL ESTATE REFERRAL NETWORK LLC
REAL ESTATE REFERRALS LLC
REAL ESTATE SERVICES LLC
REAL ESTATE SERVICES OF PENNSYLVANIA LLC
REFERRAL ASSOCIATES OF FLORIDA LLC
REFERRAL ASSOCIATES OF NEW ENGLAND LLC
REFERRAL NETWORK LLC
REFERRAL NETWORK, LLC
REFERRAL NETWORK PLUS, INC.,

By:	/s/Kevin R. Greene
	Name:	Kevin R. Greene
	Title:	Chief Financial Officer

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SOTHEBY’S INTERNATIONAL REALTY, INC.
SOTHEBY’S INTERNATIONAL REALTY REFERRAL COMPANY, LLC
ST. JOE REAL ESTATE SERVICES, INC.
THE CORCORAN GROUP EASTSIDE, INC.
THE MILLER GROUP, INC.
THE SUNSHINE GROUP (FLORIDA) LTD. CORP.
THE SUNSHINE GROUP, LTD.
VALLEY OF CALIFORNIA, INC.,

By:	/s/Kevin R. Greene
	Name:	Kevin R. Greene
	Title:	Chief Financial Officer

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JPMORGAN CHASE BANK, N.A.,
as Agent

By:	/s/Neil R. Boylan
	Name:	Neil R.Boylan
	Title:	Managing Director

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